UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported): January 20, 2012

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

_______________________________

25 Manchester Street
Merrimack, New Hampshire 03054
(603) 882-5191
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 20, 2012, the Company issued a press release, which is filed as Exhibit 99.1 hereto, and incorporated by reference in this report, announcing that the City of Nashua, New Hampshire (the “City”) has informed Pennichuck that the City has arranged the funding necessary to complete its acquisition of the Company pursuant to the terms of an Agreement and Plan of Merger dated November 10, 2010 (“Merger Agreement”).  Pennichuck and the City have scheduled the closing for January 25, 2012.

Additional Information and Where to Find It

The Merger Agreement was filed and incorporated by reference as Exhibit 2.1 to the Company’s Form 8-K, which was filed with the SEC on November 12, 2010, and also incorporated by reference as Exhibit 2.1 to the Company’s Form 10-K for the year ending December 31, 2010 filed with the SEC on March 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION

DATED:	January 23, 2012	By:	/s/ Thomas C. Leonard
Thomas C. Leonard
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 20, 2012 announcing the scheduling of the closing of the acquisition of the Company by the City pursuant to the terms of the Merger Agreement.